Exhibit 99.1

Vistra to Acquire Equity Interests of

Vistra Vision LLC from Minority Investors

Vistra to become the sole owner of Vistra Vision

Highlights

•	Transaction, consisting of the acquisition of the entire 15% equity interest in Vistra Vision currently owned by affiliates of Nuveen and Avenue, is expected to close on Dec. 31, 2024.

•

Net present value cash purchase price, which will be paid in installments over two years from the closing date, of $3.085 billion[1], subject to adjustment based on the amount of Vistra Vision dividends received by the minority investors prior to closing.

•	Increases upside related to nuclear, solar, and battery assets, as well as its retail business currently majority owned and operated by Vistra.

•	Transaction is expected to significantly exceed the company’s mid-teens levered return thresholds and is forecasted to be immediately accretive to shareholders.

•

Vistra remains committed to its long-term net leverage target of less than 3x2 and continues to expect to execute at least $2.25 billion of share repurchases in 2024 and 2025, and at least $1 billion of additional share repurchases in 2026[3].

IRVING, Texas — Sept. 18, 2024 — Vistra Corp. (NYSE: VST) today announced that it has executed definitive agreements with affiliates of Nuveen Asset Management, LLC, and Avenue Capital Management II, L.P., to acquire their combined 15% equity interest in Vistra Vision LLC. This will result in Vistra being the sole owner of its Vistra Vision subsidiary, which includes its zero-carbon nuclear, energy storage, and solar generation assets, as well as its retail business.

Vistra President and CEO Jim Burke stated, “This is another key milestone in the evolution of our company. Through this transaction we are simplifying the overall structure by acquiring the minority interest at an attractive valuation and increasing our shareholder’s ownership to 100% of highly valuable, carbon-free assets in the key growing markets across the U.S.”

Burke concluded, “Vistra believes its strength is its integrated model of pairing a large fleet of dispatchable generation assets with best-in-class retail and commercial operations, ensuring customers are served in a reliable, affordable, and sustainable manner. Vistra continues to be well-positioned to assist with the growing power needs across our country.”

Vistra – Press Release

Sept. 18, 2024, Page 2

Transaction Structure

Vistra will acquire the 15% equity interest collectively owned by Nuveen and Avenue for an undiscounted purchase price of $3.248 billion in cash, which it expects to pay in five installments of $1.18 billion on Dec. 31, 2024, $114 million on June 30, 2025, $1.0 billion on Dec. 31, 2025, $54 million on June 30, 2026, and $900 million on Dec. 31, 2026. The net present value of the purchase price as of Dec. 31, 2024, discounted at a 6% interest rate, is $3.085 billion.

Additionally, if Nuveen and Avenue receive less than $165 million in dividends from Vistra Vision for the remainder of 2024, then the amount of the installment payable on Dec. 31, 2024, will be adjusted upward by the difference, and if they receive dividends in excess of $165 million, then the amount will be adjusted downward by the difference.

Vistra’s Capital Allocation Plan Unchanged

The agreement does not impact or change Vistra’s capital allocation priorities. Vistra remains committed to its long-term net leverage target of less than 3x2. Vistra also continues to expect to execute at least $2.25 billion of share repurchases in 2024 and 2025 and at least $1 billion in 20263, as well as pay $300 million in aggregate common dividends in each year 2024-20263.

Conditions and Timing

The transaction, which is not subject to any regulatory approvals, is expected to close on Dec. 31, 2024.

Advisors

Citi is serving as financial advisor, and Latham & Watkins LLP and Sidley Austin LLP are serving as legal advisors to Vistra.

Evercore and PJT Partners are serving as financial advisors and Kramer Levin Naftalis & Frankel LLP is serving as legal advisor to Nuveen and Avenue.

About Vistra Vision LLC

Assets owned by Vistra Vision LLC consist of the Beaver Valley, Comanche Peak, Davis-Besse, and Perry nuclear generation facilities with total capacity of approximately 6.4 GW, the Vistra Zero renewables and energy storage business, and Vistra’s retail business. As of June 30, 2024, total debt outstanding and cash on hand at Vistra Vision LLC were approximately $3.55 billion and $375 million, respectively.

About Vistra

Vistra (NYSE: VST) is a leading Fortune 500 integrated retail electricity and power generation company that provides essential resources to customers, businesses, and communities from California to Maine, including the key markets of ERCOT, PJM and ISO New England. Based in Irving, Texas, Vistra is a leader in the energy transformation with an unyielding focus on reliability, affordability, and sustainability. The company safely operates a reliable, efficient, power generation fleet of natural gas, nuclear, coal, solar, and battery energy storage facilities while taking an innovative, customer-centric approach to its retail business. Learn more at https://www.vistracorp.com.

Vistra – Press Release

Sept. 18, 2024, Page 3

Media

Meranda Cohn

214-875-8004

Media.Relations@vistracorp.com

Analysts

Eric Micek

214-812-0046

Investor@vistracorp.com

1.	Calculated as of Dec. 31, 2024, utilizing a 6% discount rate.

2.	Excluding any non-recourse debt at Vistra Zero and any benefit from margin deposits.

3.	Subject to board authorization.

Cautionary Note Regarding Forward-Looking Statements

The information presented herein includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Vistra Corp. (“Vistra”) operates and beliefs of and assumptions made by Vistra’s management, involve risks and uncertainties, which are difficult to predict and are not guarantees of future performance, that could significantly affect the financial results of Vistra. All statements, other than statements of historical facts, that are presented herein, or in response to questions or otherwise, that address activities, events or developments that may occur in the future, including such matters as activities related to our financial or operational projections, financial condition and cash flows, projected synergy, value lever and net debt targets, capital allocation, capital expenditures, liquidity, projected Adjusted EBITDA to free cash flow conversion rate, dividend policy, business strategy, competitive strengths, goals, future acquisitions or dispositions, development or operation of power generation assets, market and industry developments and the growth of our businesses and operations (often, but not always, through the use of words or phrases, or the negative variations of those words or other comparable words of a future or forward-looking nature, including, but not limited to: “intends,” “plans,” “will likely,” “unlikely,” “believe,” “confident”, “expect,” “seek,” “anticipate,” “estimate,” “continue,” “will,” “shall,” “should,” “could,” “may,” “might,” “predict,” “project,” “forecast,” “target,” “potential,” “goal,” “objective,” “guidance” and “outlook”), are forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. Although Vistra believes that in making any such forward-looking statement, Vistra’s expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and risks that could cause results to differ materially from those projected in or implied by any such forward-looking statement, including, but not limited to: (i) adverse changes in general economic or market conditions (including changes in interest rates) or changes in political conditions or federal or state laws and regulations; (ii) the ability of Vistra to execute upon its contemplated strategic, capital allocation, performance, and cost-saving initiatives and to successfully integrate acquired businesses, including Energy Harbor; (iii) actions by credit ratings agencies; (iv) the severity, magnitude and duration of extreme weather events, contingencies and uncertainties relating thereto, most of which are difficult to predict and many of which are beyond our control, and the resulting effects on our results of operations, financial condition and cash flows; and (v) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission by Vistra from time to time, including the uncertainties and risks discussed in the sections entitled “Risk Factors” and “Forward-Looking Statements” in Vistra’s annual report on Form 10-K for the year ended Dec. 31, 2023, and subsequently filed quarterly reports on Form 10-Q.

Any forward-looking statement speaks only at the date on which it is made, and except as may be required by law, Vistra will not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible to predict all of them; nor can Vistra assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.